INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2022
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Intangible assets with indefinite lives:
Domain name	2,024	2,024
Insurance brokerage license, trademark and others	42,617	44,399
Intangible assets with finite lives:
Patents and trademark	128,332	131,480
Less: accumulated amortization	37,391	54,603
Intangible assets, net	135,582	123,300

Amortization expenses for the intangible assets for the years ended December 31, 2020, 2021 and 2022, were RMB12,180, RMB16,775 and RMB17,212, respectively. Future amortization expenses relating to the existing intangible assets amounted to RMB17,374 per year for each of the next two years, RMB13,600 for the third year, RMB9,097 for the fourth and fifth year and RMB10,335 thereafter.